UNITED LIFE & ANNUITY INSURANCE COMPANY

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                         Supplement Dated March 16, 1999

                          Prospectus Dated May 1, 1998

     On February 21, 1999 PennCorp Financial Group, Inc. ("PennCorp") entered into a definitive agreement with ING America Insurance Holdings Inc. ("ING") to sell United Life & Annuity Insurance Company ("ULA"), United Variable Services, Inc. ("UVS") and certain related companies and assets to ING. PennCorp is the ultimate parent of ULA, the issuer of variable annuity contracts. UVS is the underwriter of said contracts. ING's ultimate parent is ING Group, headquartered in the Netherlands. ING Group is one of the largest financial services organizations in the world. Consummation of the acquisition, which is subject to a number of conditions, including customary regulatory approvals, is anticipated to occur during the second quarter of 1999.